MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement








FUND LOGO








Quarterly Report

March 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement



PORTFOLIO INFORMATION


Type of Issues*
As of March 31, 1997

Bar graph depicting Type of Issues* as a percentage of net assets as of March 31, 1997

US Government Obligations                 0.97%
Financial Services                       24.42%
Industrials                               1.79%
Sovereign Government Obligations         61.38%
Commercial Paper                          4.42%

Geographical Diversification*
As of March 31, 1997

Pie graph depicting Geographical Diversification* as a percentage of net assets as of March 31, 1997

Italy                                    11.69%
Australia                                12.65%
Sweden                                    5.30%
United Kingdom                           14.61%
Canada                                    4.77%
New Zealand                               4.30%
Germany                                   9.41%
United States                            14.52%
Japan                                    15.73%


Maturity of Investments*
As of March 31, 1997

Bar graph depicting Maturity of Investments* as a percentage of net assets as of March 31, 1997

5 yrs-10 yrs                                50%
10 yrs+                                     23%
0-1 yr                                      10%
1 yr-5 yrs                                  17%

[FN]
*Percent of net assets may not equal 100%.



DEAR SHAREHOLDER


At the beginning of 1996 we discussed the possibility that the global bond rally could extend further in the early part of the year, but that there was a growing risk of a sell-off sometime in the second half. We expected the slowdown in world economic growth and continued low inflation to be supportive for global bonds well into the latter part of 1996. The rebound in global economic activity, led by Canada, the United States, the United Kingdom and Australia, proved to be stronger than consensus expectations; and ex-pansion could continue longer than expected.

Central bank tightening is now the focus of discussion among global investors. Federal Reserve Board Chairman Alan Greenspan's reinforcement of an anticipatory move to increase the Federal Funds rate is being taken with serious consideration as being just the first of many possible multiple moves. Within the United States alone, significant measures on the economy continue to point to even stronger growth. Consumer confidence, new home sales and the National Association of Purchasing Managers Index (with the "prices paid" component rising to new highs), all point to the continuation of the consumer buying power. These developments, along with other data, are supportive of our view that the US economy rebounded to above-trend growth coming into the first few months of 1997. The US 1996 fourth quarter gross domestic product report reflected a 3.9% pace of growth. While we do expect growth to be above trend in the first quarter of 1997, the pace should be below 3.9%, although the risk is that it will be higher.

In Europe, the UK economy continued to expand. In our opinion, gilts do represent value to some extent because the United Kingdom has under-performed for such a prolonged period and is now one of only two major bond markets (along with Italy) yielding more than 7.5%. The main news regarding gilts so far in 1997 was the improvement in inflation and interest rate sentiment. The former is justified and could go further, the latter will be difficult to sustain now that the general election is out of the way. With base interest rates almost certainly on hold until after the general election, it is easy to envisage periodic bouts of enthusiasm for the UK market for the near term. In Germany, recent strength in business confidence, manu-facturing orders and industrial production will feed more broadly through the German economy and insure a healthy recovery. Looking forward, we project that the Bundesbank will not raise interest rates until the second half of 1997 as evidence of a durable recovery mounts.

Portfolio Strategy and Positioning
The convergence of interest rates in high-yielding Europe to Germany which took place for most of 1996 began to unwind as Italy's potential to enter the European Monetary Union (EMU) in the first round is being used as a motive for profit taking. The yield spread to Germany narrowed to less than 140 basis points (1.40%) early in 1997 but has now pushed out to almost 200 basis points. We feel this trend may continue for Italy as well as the other high-yielding countries. We pared down our exposure to high-yielding Europe to 7% of net assets from 21% early in November 1996. While the fundamentals continue to point to even better inflation levels for these economies (implying even higher real rates of return), we believe that even better spread levels will materialize, representing more attractive buying opportunities. The Fund's largest position within Europe is the gilt exposure. With spreads widening in the high-yield areas, the United Kingdom represents a relatively safe haven. Currently, we believe spreads of the gilt market over Bunds will not rise beyond 190 basis points, capping significant pre-election weakness. We increased the dollar-bloc exposure after a significant reduction in the high-yield sector. Canada's very steep curve represents value, and we shifted new exposure there.

Our current foreign currency/fixed-income strategy reflects the following three major positionings: Unhedged/overweight Canada; 25% hedge/overweight Australia; and 50% hedge/overweight United Kingdom.

The net result of these positions and others imply an overexposure to dollars and the dollar-bloc economies, with the exception of the United Kingdom, at the expense of European currencies. Japan is still significantly underweighted.

Currency Outlook
Whether the US dollar moves higher or lower depends, to a large extent, on developments in the G3 (the United States, Germany and Japan) balance of payments and real interest rate differentials and inflationary expectations. Currently, short-term real interest rates favor the United States against both Germany and Japan and long-term real interest rates favor the United States against Japan, but are neutral against Germany. In contrast, we expect long-term real interest rate differentials are likely to widen in favor of the United States temporarily against the Deutschemark but move back by year end 1997 in favor of the Deutschemark. Judging from these forward rate positions, we conclude that the US dollar will rise further in the first half of 1997 but then fall back in the second half of the year. In addition, we are factoring inflationary expectations into our currency outlook. According to the latest 1997 consensus forecast of Consensus Economics, the average expectation for the Consumer Price Index in 1997 is 3.0% in the United States, 2.0% in Germany and 0.7% in Japan.

In Conclusion
Looking at both interest rate and inflationary expectations, the recent US dollar strength might not benefit as much in terms of real interest rates. Expressed alternatively, further US dollar strength may depend greatly on US interest rates rising ahead of other countries and before US inflation expectations rise too much.

We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook and strategy with you again in our upcoming semi-annual report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Sean J. Casey)
Sean J. Casey
Vice President and Portfolio Manager



April 29, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                               12 Month   3 Month
                                                3/31/97   12/31/96  3/31/96    % Change   % Change
Class A Shares*                                  $8.99     $9.56     $9.24       -2.71%    -5.96%
Class B Shares*                                   8.99      9.56      9.24       -2.71     -5.96
Class C Shares*                                   8.99      9.56      9.24       -2.71     -5.96
Class D Shares*                                   8.99      9.55      9.24       -2.71     -5.86
Class A Shares--Total Return*                                                    +3.24(1)  -4.64(2)
Class B Shares--Total Return*                                                    +2.45(3)  -4.82(4)
Class C Shares--Total Return*                                                    +2.35(5)  -4.84(6)
Class D Shares--Total Return*                                                    +2.99(7)  -4.60(8)
Class A Shares--Standardized 30-day Yield         5.13%
Class B Shares--Standardized 30-day Yield         4.56%
Class C Shares--Standardized 30-day Yield         4.47%
Class D Shares--Standardized 30-day Yield         4.89%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.554 per share ordinary income dividends
(2)Percent change includes reinvestment of $0.112 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.482 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.097 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.473 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.095 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.531 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.107 per share ordinary income dividends.

Performance Summary--Class A Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning     Ending     Distributed  Dividends Paid*   % Change**
10/25/88--12/31/88                 $10.22      $10.24          --          $0.251          + 2.66%
1989                                10.24        9.77          --           1.131          + 7.27
1990                                 9.77        9.93          --           1.266          +15.64
1991                                 9.93       10.38          --           1.045          +16.00
1992                                10.38        9.79        $0.096         1.276          + 7.83
1993                                 9.79       10.03         0.020         0.998          +13.21
1994                                10.03        8.96          --           0.546          - 5.29
1995                                 8.96        9.54          --           0.585          +13.39
1996                                 9.54        9.56          --           0.564          + 6.42
1/1/97--3/31/97                      9.56        8.99          --           0.112          - 4.64
                                                             ------        ------
                                                       Total $0.116  Total $7.774

                                                    Cumulative total return as of 3/31/97: +96.54%**


Performance Summary--Class B Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning     Ending     Distributed  Dividends Paid*   % Change***
8/29/86--12/31/86                  $10.00      $10.16          --          $0.194          + 3.93%
1987                                10.16       10.68        $0.382         1.303          +22.85
1988                                10.68       10.24          --           0.817          + 3.82
1989                                10.24        9.77          --           1.057          + 6.45
1990                                 9.77        9.93          --           1.191          +14.76
1991                                 9.93       10.39          --           0.969          +15.23
1992                                10.39        9.79         0.096         1.197          + 6.91
1993                                 9.79       10.03         0.020         0.921          +12.36
1994                                10.03        8.96          --           0.475          - 6.01
1995                                 8.96        9.54          --           0.514          +12.52
1996                                 9.54        9.56          --           0.491          + 5.60
1/1/97--3/31/97                      9.56        8.99          --           0.097          - 4.82
                                                             ------        ------
                                                       Total $0.498  Total $9.226

                                                   Cumulative total return as of 3/31/97: +138.23%***


Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning     Ending     Distributed  Dividends Paid*   % Change***
10/21/94--12/31/94                  $9.21       $8.96          --          $0.091          - 1.73%
1995                                 8.96        9.54          --           0.507          +12.44
1996                                 9.54        9.56          --           0.483          + 5.51
1/1/97--3/31/97                      9.56        8.99          --           0.095          - 4.84
                                                                           ------
                                                                     Total $1.176

                                                    Cumulative total return as of 3/31/97: +10.93%***

  *Figures may include short-term capital gains distributions.
 **Figures do not include sales charge; results would be lower if sales charge was included.
***Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning     Ending     Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                  $9.21       $8.96          --          $0.101          - 1.62%
1995                                 8.96        9.54          --           0.562          +13.11
1996                                 9.54        9.55          --           0.541          + 6.05
1/1/97--3/31/97                      9.55        8.99          --           0.107          - 4.60
                                                                           ------
                                                                     Total $1.311

                                                    Cumulative total return as of 3/31/97: +12.58%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                         +3.24%         -0.89%
Five Years Ended 3/31/97                   +6.04          +5.18
Inception (10/25/88)
through 3/31/97                            +8.35          +7.82

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                         +2.45%         -1.44%
Five Years Ended 3/31/97                   +5.23          +5.23
Ten Years Ended 3/31/97                    +7.73          +7.73

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +2.35%         +1.38%
Inception (10/21/94)
through 3/31/97                            +4.34          +4.34

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                         +2.99%         -1.13%
Inception (10/21/94)
through 3/31/97                            +4.97          +3.23

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                          Face                                           Interest     Maturity                    Percent of
                         Amount        Long-Term Obligations               Rate         Date          Value       Net Assets
Australia

Sovereign     A$       17,750,000    Government of Australia               9.50 %     8/15/2003    $ 15,082,371      3.75%
Government             29,700,000    Government of Australia               6.75      11/15/2006      21,316,758      5.30
Obligations            18,400,000    Queensland Treasury Corp.             8.00       5/14/2003      14,480,068      3.60

                                     Total Investments in Australia
                                     (Cost--$52,048,767)                                             50,879,197     12.65


Canada

Sovereign     C$       24,250,000    Province of Ontario                   7.50       2/07/2024      17,465,753      4.34
Government              2,000,000    Province of Quebec                    9.375      1/16/2023       1,704,036      0.43
Obligations

                                     Total Investments in Canada
                                     (Cost--$20,606,811)                                             19,169,789      4.77


Germany

Financial     DM        8,000,000    KFW International Finance Inc.        6.25      10/15/2003       5,012,030      1.25
Services                8,000,000    KFW International Finance Inc.        6.75       6/20/2005       5,074,602      1.26

Sovereign               3,000,000    Bundes Obligations                    5.25       2/21/2001       1,849,594      0.46
Government              6,400,000    Bundesrepublik Deutschland            6.25       4/26/2006       3,952,726      0.98
Obligations             8,000,000    Deutschland Republic                  6.75       4/22/2003       5,171,265      1.28
                       27,800,000    Deutschland Republic                  6.00       1/04/2007      16,798,653      4.18

                                     Total Investments in Germany
                                     (Cost--$39,400,362)                                             37,858,870      9.41


Italy

Sovereign     Lit   1,000,000,000    Buoni Poliennali Del Tesoro
Government                           (Italian Government Bond)            10.50      11/01/1998         627,798      0.15
Obligations        20,150,000,000    Buoni Poliennali Del Tesoro
                                     (Italian Government Bond)             8.25       7/01/2001      12,464,630      3.10
                   15,000,000,000    Buoni Poliennali Del Tesoro
                                     (Italian Government Bond)             9.50       2/01/2006       9,882,672      2.46
                   18,000,000,000    Government of Italy                   9.50       4/15/1999      11,284,116      2.80
                   10,050,000,000    Government of Italy                   7.75       9/15/2001       6,129,774      1.52
              YEN     130,000,000    Government of Italy                   3.75       6/08/2005       1,151,308      0.29
                      675,000,000    Republic of Italy                     0.566      7/26/1999       5,495,140      1.37

                                     Total Investments in Italy
                                     (Cost--$49,748,355)                                             47,035,438     11.69


SCHEDULE OF INVESTMENTS (continued)
                          Face                                           Interest     Maturity                    Percent of
                         Amount        Long-Term Obligations               Rate         Date          Value       Net Assets
Japan

Financial     YEN   2,725,000,000    Export Import Bank Japan              4.375%    10/01/2003    $ 25,164,034      6.26%
Services              690,000,000    IBRD World Bank                       4.75      12/20/2004       6,592,588      1.64
                      550,000,000    World Bank                            4.50       3/20/2003       5,106,156      1.27

Sovereign           1,725,000,000    Japan Government Bond                 2.70       3/20/2007      14,252,734      3.54
Government          1,500,000,000    Statens Bostadsfinansier              0.503      2/22/1999      12,165,249      3.02
Obligations

                                     Total Investments in Japan
                                     (Cost--$64,660,166)                                             63,280,761     15.73


New Zealand

Sovereign     NZ$      25,200,000    New Zealand Government Bond           8.00       7/15/1998      17,277,656      4.30
Government
Obligations

                                     Total Investments in New Zealand
                                     (Cost--$18,036,607)                                             17,277,656      4.30


Sweden

Sovereign     Skr     168,800,000    Government of Sweden                  6.50      10/25/2006      21,327,346      5.30
Government
Obligations

                                     Total Investments in Sweden
                                     (Cost--$20,816,645)                                             21,327,346      5.30


United
Kingdom

Financial     Pound    13,150,000    Abbey National PLC                    8.00       4/02/2003      21,716,429      5.40
Services      Sterling

Sovereign               5,400,000    United Kingdom Gilt                   7.50      12/07/2006       8,791,075      2.19
Government             16,700,000    United Kingdom Gilt                   8.00       6/07/2021      28,244,126      7.02
Obligations

                                     Total Investments in the United Kingdom
                                     (Cost--$60,070,801)                                             58,751,630     14.61


United
States

Financial     US$      31,500,000    Institutional Capital Trust           8.09      12/01/2026      29,526,210      7.34
Services
Industrials             7,500,000    Phillip Morris Company, Inc.          6.80      12/01/2003       7,207,800      1.79

                                     Total Investments in the United States
                                     (Cost--$39,109,532)                                             36,734,010      9.13

                                     Total Investments in Long-Term
                                     Obligations
                                     (Cost--$364,498,046)                                           352,314,697     87.59

SCHEDULE OF INVESTMENTS (concluded)
                          Face                                           Interest     Maturity                    Percent of
                         Amount        Short-Term Obligations              Rate         Date          Value       Net Assets
Commercial         US$ 17,769,000    Associates Corp. of North
Paper*                               America                               6.75 %     4/01/1997    $ 17,769,000      4.42%


US Government             750,000    United States Treasury Bill (a)       4.985      8/14/1997         735,203      0.18
Obligations*            2,000,000    United States Treasury Bill (a)       5.17       8/21/1997       1,957,960      0.49
                          800,000    United States Treasury Bill (a)       5.225      8/21/1997         783,184      0.19
                          450,000    United States Treasury Bill (a)       5.24       8/21/1997         440,541      0.11

                                     Total Investments in Short-Term
                                     Obligations
                                     (Cost--$21,688,272)                                             21,685,888      5.39

Total Investments (Cost--$386,186,318)                                                              374,000,585     92.98

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                        (304,000)    (0.07)

Variation Margin on Financial Futures Contracts***                                                    1,444,079      0.36

Other Assets Less Liabilities                                                                        27,080,880      6.73
                                                                                                   ------------    -------
Net Assets                                                                                         $402,221,544    100.00%
                                                                                                   ============    =======

Net Asset Value:      Class A--Based on net assets of $69,686,571 and
                               7,752,612 shares outstanding                                        $       8.99
                                                                                                   ============
                      Class B--Based on net assets of $276,953,404 and
                               30,803,267 shares outstanding                                       $       8.99
                                                                                                   ============
                      Class C--Based on net assets of $7,221,861 and
                               803,403 shares outstanding                                          $       8.99
                                                                                                   ============
                      Class D--Based on net assets of $48,359,708 and
                               5,381,066 shares outstanding                                        $       8.99
                                                                                                   ============

  *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of March 31, 1997 were as follows:

                                                          Unrealized
                                      Expiration         Appreciation
   Foreign Currency Sold                Date            (Depreciation)

   C$            22,000,000          April 1997         $    115,229
   Lit       68,778,625,260          April 1997             (670,865)
   NZ$           55,000,000          April 1997               31,350
   Skr          164,899,313          April 1997             (614,702)

   Total (US$ Commitment--$116,236,604)                   (1,138,988)
                                                        ------------

                                      Expiration          Unrealized
   Foreign Currency Purchased            Date            Appreciation

   DM           104,492,951          April 1997              834,988

   Total (US$ Commitment--$61,996,583)                       834,988
                                                        ------------

   Total Unrealized Depreciation on
   Forward Foreign Exchange Contracts--Net              $   (304,000)
                                                        ============

***Financial futures contracts sold as of March 31, 1997 were as follows:

   Number of                                Expiration
   Contracts      Issue         Exchange       Date         Value

      150    German Bonds        LIFFE      June 1997   $ 22,545,086
      150    Italian BTP         LIFFE      June 1997     22,550,542
    1,050    US Treasury Bonds   CBOT       June 1997    112,579,688

   Total Financial Futures Contracts Sold
   (Total Contract Price--$159,258,755)                 $157,675,316
                                                        ============

(a)Security held as collateral in connection with open financial futures contracts.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Sean J. Casey, Vice President
Robert J. Parish, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863